                                                                   EXHIBIT 10.45

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


            THIRD AMENDMENT TO THE LICENSE AGREEMENT BY AND BETWEEN
              GEN-PROBE INCORPORATED, BIOANALYSIS LIMITED AND THE
                    UNIVERSITY OF WALES COLLEGE OF MEDICINE

This Third Amendment is entered into as of this 19th day of February, 2002 by and between Gen-Probe Incorporated, 10210 Genetic Center Drive, San Diego, California 92121-4362 ("Gen-Probe"), Bioanalysis Limited, 5 Chiltem Close, Cardiff Industrial Park, Cardiff CF4 5DL, United Kingdom ("Bioanalysis") and the University of Wales College of Medicine, Heath Park, Cardiff CF4 4XN, United Kingdom ("UWCM").

                                    RECITALS

WHEREAS, Gen-Probe, Bioanalysis and UWCM are parties to a License Agreement dated January 21, 1986, a first Amendment dated May 11, 1989, and a second Amendment dated November 19, 1998 (collectively, the "License Agreement"); and,

WHEREAS, Gen-Probe and Bioanalysis have had discussions concerning the scope of the University Patent Rights and the Bioanalysis Patent Rights, and have identified certain potential disputes between themselves with respect to such patent rights in connection with the License Agreement; and

WHEREAS, the parties have agreed to make certain modifications to the License Agreement in order to resolve the potential disputes between them;

                                   AGREEMENT

NOW, THEREFORE, the parties hereto agree as follows:

      1. Article 1 of the Agreement shall be amended to add the following terms:

             J. [***] shall mean those acridinium ester compounds disclosed and claimed in United States patent no. [***].

             K. [***] shall mean all acridinium ester compounds other than those disclosed and claimed in United States patent no. [***], including, but not limited to, the acridinium ester compounds incorporated into Gen-Probe's [***] products as of the date of this Third Amendment, which are listed in Appendix A and incorporated herein by reference.

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.   Article 6 of the Agreement shall be amended to read as follows:

Royalties

     (i) Gen-Probe shall during the continuance of this Agreement make payments on Net Sales of the Licensed Products containing [***] according to the following schedule:

     (a)   [***];
     (b)   [***];
     (c)   [***].

     (ii) In the event Gen-Probe is obliged to pay a royalty to a third party to develop, use, manufacture, have manufactured, market or sell a Licensed Product containing [***] subject to this Agreement, Gen-Probe may reduce its payment obligation hereunder by [***], but, in no event, shall the royalty owed Bioanalysis be reduced by more than [***].

     (iii) Commencing with the first fiscal year of Gen-Probe beginning more than three years from the effective date of this Agreement, a minimum royalty (the "Minimum Royalty") must be paid to Bioanalysis by Gen-Probe in order to maintain the exclusivity of the rights and licenses granted herein. The Minimum Royalty shall be [***] per year for the first of such years, and [***] for subsequent years. In the event the amount due on Net Sales of Licensed Products containing [***] is less than the Minimum Royalty for any such year, Gen-Probe may preserve the exclusivity of the rights and license granted herein by [***], payable within sixty days of the end of the fiscal year in question. In the event the total payment by Gen-Probe is less than the Minimum Royalty for any such year, the exclusivity of the rights and licenses granted herein shall cease.

     (iv) Gen-Probe shall during the continuance of this Agreement make payments of Net Sales of the Licensed Products containing [***] at the rate of [***] of Net Sales.


***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

               (v) In the event that Gen-Probe sells a Licensed Product containing at least one [***] and at least one [***], royalties on such product shall be paid at the rate set forth in paragraph 2(i), above, subject to any applicable offset under paragraph 2(ii), and shall not be subject to any additional royalty under paragraph 2(iv)

     2. Except as expressly amended as set forth above, the terms of the License Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, Gen-Probe, Bioanalysis and UWCM have duly executed this Third Amendment on the dates indicated below.

GEN-PROBE INCORPORATED                  BIOANALYSIS, LTD


        STAMPED:

        APPROVED

/s/ [SIGNATURE ILLEGIBLE]

       LEGAL DEPT.



By:  /s/ HENRY L. NORDHOFF              By:  /s/ JS WOODHEAD
   -------------------------------         ---------------------------------
     Henry L. Nordhoff                  Printed Name:   JS Woodhead
     President & CEO                                 -----------------------
                                        Title:  Director
                                              ------------------------------
Date:  2-26-02                          Date:    25/3/02
     -----------------------------           -------------------------------


UNIVERSITY OF WALES
COLLEGE OF MEDICINE


By:  /s/ C.B. TURNER
   --------------------------------
Printed Name:  C.B. Turner
             ----------------------

Date:    25/03/02
     ------------------------------



*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   APPENDIX A

                                     [***]



***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.